UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2016

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☒         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01                                           Other Events.

On April 5, 2016, State Bank Financial Corporation announced the signing of a definitive agreement to acquire NBG Bancorp, Inc. and its wholly-owned subsidiary, The National Bank of Georgia. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Exhibit
99.1	Press release dated April 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: April 5, 2016	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer